Newfound Funds

Each a series of Northern Lights Fund Trust III

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class C Shares NFGCX

Class I Shares NFGIX

Newfound Multi-Asset Income Fund

Class A Shares NFMAX

Class C Shares NFMCX

Class I Shares NFMIX

Newfound Total Return Fund

Class A Shares NFBAX

Class C Shares NFBCX

Class I Shares NFBIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class C Shares NFDCX

Class I Shares NFDIX

PROSPECTUS

August 1, 2016

Adviser:

Newfound Research LLC

425 Boylston Street, Third Floor

Boston, Massachusetts 02116

www.thinknewfoundfunds.com 1-855-394-9777

This Prospectus provides important information about each Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NEWFOUND RISK MANAGED GLOBAL SECTORS FUND – FUND SUMMARY

Investment Objective: Long-term capital appreciation with preservation of capital as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses (1)	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	2.31%	3.06%	2.06%
Fee Waiver and Expense Reimbursement (2)	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver	2.14%	2.89%	1.89%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. The waiver may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$779	$1,223	$1,709	$3,042
C	$292	$912	$1,575	$3,348
I	$192	$612	$1,076	$2,360

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 396.00% of the average value of its portfolio.

Principal Investment Strategies: The Fund is comprised of primarily (i) large capitalization equity securities and/or exchange traded funds (“ETFs”) that represent 10 of the primary sectors of the S&P Global 1200® Index (“S&P Global”) (ii) investment grade short term fixed income securities and (iii) ETFs that invest in investment grade short-term fixed income securities. The primary sectors of the S&P Global, in which the Fund may invest, are: materials, energy, financials, industrials, technology, consumer staples, utilities, health care, consumer discretionary and telecommunications. The adviser defines “large capitalization equity securities” as securities of companies with market capitalizations of over $10 billion.

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The adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process relies on signals from its proprietary models, which analyze each of the 10 sectors. Sectors that are included in the Fund are generally equally weighted, subject to the adviser’s rebalancing methodology, with a maximum allocation per sector of 25%, measured at the time of rebalancing for the sector in question. As such, when three or fewer sectors are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The Fund’s portfolio is rebalanced weekly using the adviser’s rebalancing methodology, which is based on the adviser’s proprietary quantitative model that seeks to evaluate the underlying trends within each sector. The model identifies which sectors are exhibiting positive or negative momentum. If the momentum of a sector is positive, then it is included in the portfolio. If the momentum is negative, it is excluded from the portfolio.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of equity securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise would not be in the best interests of the Fund and its shareholders. When the Fund invests in equity securities, it will primarily invest in securities of large capitalization companies; however, it may also invest in medium capitalization companies, which the adviser defines as companies with market capitalizations of between $2 billion and $10 billion.

Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S., including emerging market countries, or doing a substantial amount (more than 50%) of business outside the U.S., including emerging market countries Investments in ETFs based on non-U.S. market indexes are considered investments outside the U.S. for purposes of the 40% requirement noted above.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs are subject to specific risks, depending on the nature of the ETF.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Investment Model Risk: Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. For example, the adviser’s model is based on the premise that price and volatility are significant factors in distinguishing event windows and approximating market sentiment. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the adviser’s algorithmic model. No assurance can be given that the fund will be successful under all or any market conditions.
  Management Risk: The Adviser's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Medium Capitalization Stock Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.
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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.thinknewfoundfunds.com or by calling 1-855-394-9777.

Class I Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3/31/2015	0.80%
Worst Quarter:	9/30/2015	(5.98)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2016, was 1.73%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception 05/19/2014
Class I shares
Return before taxes	(6.71)%	(3.79)%
Return after taxes on distributions	(6.92)%	(4.13)%
Return after taxes on distributions and sale of Fund shares	(3.79)%	(3.03)%
Class A shares
Return before Taxes	(12.44)%	(7.58)%
Class C shares
Return before Taxes	(7.74)%	(4.81)%
MSCI AC World Index Net (reflects no deduction for fees, expenses or taxes)	(2.37)%	(0.56)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

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Investment Adviser: Newfound Research LLC (the “Adviser”)

Portfolio Managers: Corey Hoffstein, co-founder and CIO of the Adviser, and D. Justin Sibears, Managing Director of the Adviser, has each served the Fund as its Portfolio Manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$1,000,000	$1,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NEWFOUND MULTI-ASSET INCOME FUND – FUND SUMMARY

Investment Objective: Income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.58%	1.58%	1.58%
Acquired Fund Fees and Expenses (1)	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	3.15%	3.90%	2.90%
Fee Waiver and Expense Reimbursement (2)	(1.23)%	(1.23)%	(1.23)%
Total Annual Fund Operating Expenses After Fee Waiver	1.92%	2.67%	1.67%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. The waiver agreement may be terminated only by the Trust's Board of Trustees, on 60 days’ written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$758	$1,265	$1,919	$3,662
C	$270	$956	$1,790	$3,957
I	$169	$657	$1,301	$3,036

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 443.00% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing in exchange traded funds (“ETFs”) that invest in foreign (including emerging market) and domestic (i) equity securities of any market capitalization (including common stock, preferred stock, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), (ii) fixed income securities of any credit quality, duration or maturity (including corporate bonds, high-yield bonds (also known as “junk bonds”), convertible bonds, treasuries and emerging market bonds) and (iii) other income producing securities (including bank loans). The Fund may also invest in these types of securities through other exchange traded products (such as exchange traded notes (“ETNs”)).

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The adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process begins with a determination of the eligible ETF investment universe for the strategy. The adviser seeks to include ETFs in the investment universe that offer high income relative to ETFs as a whole. Secondary considerations when selecting the ETF investment universe include liquidity and ETF costs.

The adviser then relies on signals from its proprietary algorithmic models to determine which ETFs from the investment universe to include in the portfolio by determining whether each ETF in the investment universe is exhibiting positive or negative momentum. ETFs that are deemed to be exhibiting negative momentum are excluded from the portfolio. The adviser then analyzes the yield to risk ratio of the remaining ETFs in the investment universe in order to determine the portfolio allocation of the Fund. The ETFs are weighted based on their yield to risk ratio, which is their income potential per unit of risk. Those ETFs with a higher income potential per unit of risk are given a greater weighting in the portfolio. The allocation to any one ETF (other than to short-term, investment grade fixed income ETFs) is limited to 25% of the Fund’s assets calculated at the time of rebalancing for the sector in question of the Fund’s portfolio. As such, when three or fewer ETFs are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The model is evaluated weekly using the adviser’s rules-based allocation methodology, which is based on the adviser’s proprietary quantitative model that seeks to evaluate the underlying trends of the ETFs as well as their yield to risk ratios.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of securities to represent a category of securities if it determines that investment in the ETF for that category of security is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs are subject to specific risks, depending on the nature of the ETF.
  ETN Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Investment Model Risk: Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the adviser’s algorithmic model. No assurance can be given that the fund will be successful under all or any market conditions.
  Junk Bond Risk: To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate, liquidity and credit risks than funds that do not invest in such securities.
  Management Risk: The Adviser's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
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  Smaller and Medium Capitalization Stock Risk: The earnings and prospects of smaller and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.thinknewfoundfunds.com or by calling 1-855-394-9777.

Class I Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3/31/2015	1.61%
Worst Quarter:	6/30/2015	(2.60)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2016, was 4.73%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception 09/08/2014
Class I shares
Return before taxes	(3.32)%	(2.91)%
Return after taxes on distributions	(4.25)%	(3.62)%
Return after taxes on distributions and sale of Fund shares	(1.61)%	(2.42)%
Class A shares
Return before Taxes	(9.17)%	(7.40)%
Class C shares
Return before Taxes	(4.24)%	(3.84)%
S&P 500 Total Return Index	1.38%	3.74%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.63%
50/50 Blended Benchmark	0.97%	2.68%
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After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

This Blended Benchmark is an equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index includes 500 of the largest companies listed in the U.S. Unlike a mutual fund, it also does not reflect any trading costs or management fees. The Barclays US Aggregate Bond Index is a market cap-weighted index of traded U.S. investment grade bonds. Unlike a mutual fund, it also does not reflect any trading costs or management fees. You cannot directly invest in an index.

Investment Adviser: Newfound Research LLC (the “Adviser”)

Portfolio Managers: Corey Hoffstein, co-founder and CIO of the Adviser, and D. Justin Sibears, Managing Director of the Adviser, has each served the Fund as its Portfolio Manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$1,000,000	$1,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NEWFOUND TOTAL RETURN FUND – FUND SUMMARY

Investment Objective: Income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	29.53%	29.53%	29.53%
Acquired Fund Fees and Expenses (1)	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	31.04%	31.79%	30.79%
Fee Waiver and Expense Reimbursement (2)	(29.18)%	(29.18)%	(29.18)%
Total Annual Fund Operating Expenses After Fee Waiver	1.86%	2.61%	1.61%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. These agreements may be terminated only by the Trust's Board of Trustees, on 60 days’ written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$753	$3,643	$7,126	$10,401
C	$264	$3,421	$7,081	$10,419
I	$164	$3,200	$6,906	$10,427

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended March 31, 2016, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing using three principal strategies, which are: (1) the Newfound Dynamic Alternatives strategy, (2) the Newfound 4% Target Excess Yield strategy and (3) U.S. Treasuries and treasury inflation protected securities (“TIPS”). The Fund implements the strategies by investing in securities through exchange traded products (“ETPs”). The ETPs in which the Fund invests will include exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Adviser believes that the Fund’s three principal strategies are subject to different and, in some cases, contrary risks so that the value of the Fund’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investment strategies taken by itself.

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The size of the allocation to each of the three strategies is determined using a rules based investment process. The adviser estimates the volatility of each of the three strategies and then allocates to each strategy in inverse proportion to its volatility; a strategy with higher volatility relative to the other strategies will receive a smaller allocation and a strategy with lower volatility relative to the other strategies will receive a larger allocation.

The strategies employed by the Fund are:

Newfound Dynamic Alternatives: The Fund implements the Newfound Dynamic Alternatives strategy by investing in ETPs that offer exposure to domestic equity securities of any market capitalization and to absolute return strategies (strategies that seek capital appreciation and income). These absolute return strategies used by the ETPs may achieve its targeted exposure by investing in a combination of securities including long and short positions in equity securities of all market capitalizations, currency forward and future contracts, interest rate futures contracts, other financial futures contracts, U.S. government securities, money market instruments, cash and cash equivalents.

The adviser utilizes a rules based investment process to determine which securities to buy and sell for the strategy. The process begins with a determination of the eligible ETP investment universe for the strategy. The adviser considers the diversification provided by each ETP, the investment process of the ETP, ETP liquidity and ETP cost when determining both the absolute return ETPs and domestic equity ETPs to include in the investment universe. All absolute return ETPs within the investment universe are automatically included in the portfolio.

The adviser then relies on signals from its proprietary mathematical models to determine the number of GICS sectors of the U.S. equity market that are exhibiting positive momentum which is used to determine the appropriate portfolio allocation to be made to domestic equity. The adviser then constructs a diversified portfolio of the absolute return ETPs. The allocation to each ETP is made in inverse proportion to its downside risk; ETPs with relatively higher downside risk will receive smaller allocations and ETPs with relatively lower downside risk will receiver higher allocations.

Newfound 4% Target Excess Yield: The Fund implements the Newfound 4% Target Excess Yield strategy by investing in ETPs that that offer exposure to domestic and foreign (including emerging markets) fixed income securities of any credit quality or duration. The adviser utilizes a rules based investment process to determine which securities to buy and sell for the strategy. The process begins with a determination of the eligible ETP investment universe for the strategy. The adviser considers the diversification provided by each ETP, the investment process of the ETP, ETP liquidity and ETP cost when determining which ETPs to include in the investment universe. The adviser then uses its proprietary mathematical models to estimate the yield and the volatility of each ETP as well as the correlation of that ETP with respect to holdings, performance and volatility to the other ETPs in the investment universe. Using this data, the adviser seeks to construct a portfolio that will target a yield that is 4% above the yield offered by short-term (1-3 year maturity) U.S. treasuries with minimum volatility. If the volatility of the portfolio selected using this process is above a pre-determined threshold, then the process will be repeated with a lower yield target until a portfolio with volatility less than the pre-determined threshold can be constructed.

Treasuries: The Fund also invests in ETPs that offer exposure to U.S. treasuries and TIPS. Typically, the ETPs within this strategy will invest in U.S. treasuries with a remaining maturity that is greater than or equal to 20 years. The average duration of the U.S. treasuries in which the Fund invests will typically be about 15 years but may be as low as 5 years. Duration is a measure of the sensitivity of the price of a fixed income security to changes in interest rates. The adviser considers the investment process of the ETP, ETP liquidity and ETP cost when determining the investment universe for this strategy. If there are multiple ETPs in the investment universe, the adviser will consider duration, yield, ETP methodology, ETP cost and ETP liquidity when determining investment allocations.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of securities to represent a category of securities if it determines that investment in the ETF for that category of security is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  Currency Risk: If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
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  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs are subject to specific risks, depending on the nature of the ETF.
  ETN Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities, and this effect is magnified for longer duration securities. Longer duration fixed income securities are also more volatile than those with a shorter duration. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Foreign Currency Forwards Risk: Foreign currency forward contracts are a type of derivative contract whereby a fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Foreign currency forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk.
  Futures Risk: Futures contract positions may not provide an effective hedge because changes in futures contract prices may not track those of the securities they are intended to hedge. Futures create leverage, which can magnify a fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on a fund’s share price and which can have a significant impact on a fund's performance. Futures are also subject to credit risk (the counterparty may default) and liquidity risk (a fund may not be able to sell the security or otherwise exit the contract in a timely manner).
  Investment Model Risk: Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the adviser’s mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.
  Junk Bond Risk: To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate, liquidity and credit risks than funds that do not invest in such securities.
  Management Risk: The Adviser's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Smaller and Medium Capitalization Stock Risk: The earnings and prospects of smaller and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Short Position Risk: The ETPs in which the Fund invests will incur a, potentially unlimited, loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the ETP purchases an offsetting position.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares would be different from Class I shares because Class A and Class C shares have different expenses than Class I shares. Updated performance information will be available at no cost by visiting www.thinknewfoundfunds.com or by calling 1-855-394-9777.

Class I Performance Bar Chart For Calendar Year Ended December 31

(Returns do not reflect sales charges, and would be lower if they did)

Best Quarter:	3/31/2015	1.10%
Worst Quarter:	9/30/2015	(2.71)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2016, was 4.17%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

	One Year	Since Inception 09/08/2014
Class I shares
Return before taxes	(4.34)%	(3.25)%
Return after taxes on distributions	(4.97)%	(3.74)%
Return after taxes on distributions and sale of Fund shares	(2.41)%	(2.68)%
Class A shares
Return before Taxes	(10.13)%	(7.75)%
Class C shares
Return before Taxes	(5.09)%	(3.97)%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.63%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

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Investment Adviser: Newfound Research LLC (the “Adviser”).

Portfolio Managers: Corey Hoffstein, co-founder and CIO of the Adviser, and D. Justin Sibears, Managing Director of the Adviser, has each served the Fund as its Portfolio Manager since it commenced operations in 2014.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$1,000,000	$1,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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NEWFOUND RISK MANAGED U.S. SECTORS FUND – FUND SUMMARY

Investment Objective: Long term capital appreciation with an emphasis on preservation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.41%	2.41%	2.41%
Acquired Fund Fees and Expenses (1)	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	3.75%	4.50%	3.50%
Fee Waiver and Expense Reimbursement (2)	(2.11)%	(2.11)%	(2.11)%
Total Annual Fund Operating Expenses After Fee Waiver	1.64%	2.39%	1.39%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(2)	The Fund's adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Year	10 Years
A	$732	$1,276	$2,050	$4,073
C	$242	$967	$1,924	$4,360
I	$142	$668	$1,443	$3,483

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended March 31, 2016, the Fund’s portfolio turnover rate was 308% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities economically tied to the U.S. market. The Fund may invest in equity securities of any market capitalization and/or exchange traded funds (“ETFs”) that represent 9 of the primary U.S. equity market sectors of the Global Industry Classification Standard (GICS®), (with Telecommunications and Information Technology combined as a single Technology sector). The Fund may invest in the following sectors: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology (which will combine the Telecommunications and Information Technology sectors) and Utilities. The Fund may also invest in: (i) investment grade short term fixed income securities and (ii) ETFs that invest in investment grade short-term fixed income securities.

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The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of equity securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

The Adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process relies on signals from its proprietary models, which analyze each of the 9 GICS® sectors of the U.S. equity market. Sectors that are included in the Fund are generally equally weighted, subject to the Adviser’s rebalancing methodology, with a maximum allocation per sector of 25%, measured at the time of rebalancing for the sector in question. As such, when three or fewer sectors are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The portfolio is rebalanced weekly using the Adviser’s investment methodology, which is based on the Adviser’s proprietary quantitative model that seeks to evaluate the underlying trends within each sector. The model identifies which sectors are exhibiting positive or negative momentum. If the momentum of a sector is positive, then it is included in the portfolio. If the momentum is negative, it is excluded from the portfolio.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs are subject to specific risks, depending on the nature of the ETF.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities, and this effect is magnified for longer duration securities. Longer duration fixed income securities are also more volatile than those with a shorter duration. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Investment Model Risk: Like all quantitative analysis, the Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Adviser’s mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.
  Limited History of Operations: The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
  Management Risk: The Adviser's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

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Performance: Because the Fund has not yet completed a full calendar year of operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.thinknewfoundfunds.com or by calling 1-855-394-9777.

Investment Adviser: Newfound Research LLC

Portfolio Managers: Corey Hoffstein, co-founder and CIO of the Adviser, and D. Justin Sibears, Managing Director of the Adviser, has each served the Fund as its Portfolio Manager since it commenced operations in 2015.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$1,000,000	$1,000,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Fund	Investment Objective
Newfound Risk Managed Global Sectors Fund	The Fund seeks long-term capital appreciation with preservation of capital as a secondary objective.
Newfound Multi-Asset Income Fund	The Fund seeks income with capital appreciation as a secondary objective.
Newfound Total Return Fund	The Fund seeks income and capital appreciation.
Newfound Risk Managed U.S. Sectors Fund	The Fund seeks long term capital appreciation with an emphasis on preservation of capital.

Each Fund's investment objective may be changed by the Trust’s Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

Newfound Risk Managed Global Sectors Fund

The Fund is primarily comprised of (i) large capitalization equity securities and/or exchange traded funds (“ETFs”) that represent 10 of the primary sectors of the S&P Global 1200® Index (“S&P Global”) (ii) investment grade short term fixed income securities and (iii) ETFs that invest in investment grade short-term fixed income securities. The primary sectors of the S&P Global, in which the Fund may invest, are: materials, energy, financials, industrials, technology, consumer staples, utilities, health care, consumer discretionary and telecommunications. The adviser defines “large capitalization equity securities” as securities of companies with market capitalizations of over $10 billion.

The adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process relies on signals from its proprietary models, which analyze each of the 10 sectors. Sectors that are included in the Fund are generally equally weighted, subject to the adviser’s rebalancing methodology, with a maximum allocation per sector of 25%, measured at the time of rebalancing for the sector in question. As such, when three or fewer sectors are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The model identifies which sectors are exhibiting positive or negative momentum. If the momentum of a sector is positive, then it is included in the portfolio. If the momentum is negative, it is excluded from the portfolio.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of equity securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise would not be in the best interests of the Fund and its shareholders. When the Fund invests in equity securities, it will primarily invest in securities of large capitalization companies; however, it may also invest in medium capitalization companies which the adviser defines as companies with market capitalizations of between $2 billion and $10 billion.

Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business in countries outside the U.S., including emerging market countries, or doing a substantial amount (more than 50%) of business outside the U.S., including emerging market countries. Investments in ETFs based on non-U.S. market indexes are considered investments outside the U.S. for purposes of the 40% requirement noted above.

Newfound Multi-Asset Income Fund

The Fund seeks to achieve its investment objective by investing in ETFs that invest in foreign (including emerging market) and domestic (i) equity securities of any market capitalization (including common stock, preferred stock, REITs and MLPs, (ii) fixed income securities of any credit quality, duration or maturity (including corporate bonds, high-yield bonds (also known as “junk bonds”), convertible bonds, treasuries and emerging market bonds) and (iii) other income producing securities (including bank loans). The Fund may also invest in these types of securities through other exchange traded products (such as ETNs).

The adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process begins with a determination of the eligible ETF investment universe for the strategy. The adviser seeks to include ETFs in the investment universe that offer high income relative to ETFs as a whole. Secondary considerations when selecting the ETF investment universe include liquidity and ETF costs.

The adviser then relies on signals from its proprietary algorithmic models to determine which ETFs from the investment universe to include in the portfolio by determining whether each ETF in the investment universe is exhibiting positive or negative momentum. The adviser utilizes a top down approach to evaluate the securities, and the adviser’s algorithmic model considers three factors when measuring

17

momentum: (1) price, (2) volatility and (3) changes in volatility. ETFs that are deemed to be exhibiting negative momentum are excluded from the portfolio. The adviser then analyzes the yield to risk ratio of the remaining ETFs in the investment universe in order to determine the portfolio allocation of the Fund. The ETFs are weighted based on their yield to risk ratio, which is their income potential per unit of risk. Those ETFs with a higher income potential per unit of risk are given a greater weighting in the portfolio. The allocation to any one ETF (other than to short-term, investment grade fixed income ETFs) is limited to 25% of the Fund’s assets calculated at the time of rebalancing for the sector in question of the Fund’s portfolio. As such, when three or fewer ETFs are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The model is evaluated weekly using the adviser’s rules-based allocation methodology, which is based on the adviser’s proprietary quantitative model that seeks to evaluate the underlying trends of the ETFs as well as their yield to risk ratios.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of securities to represent a category of securities if it determines that investment in the ETF for that category of security is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

Newfound Total Return Fund

The Fund seeks to achieve its investment objective by investing using three principal strategies, which are: (1) the Newfound Dynamic Alternatives strategy, (2) the Newfound 4% Target Excess Yield strategy and (3) U.S. Treasuries and treasury inflation protected securities (“TIPS”). The Fund implements the strategies by investing in securities through exchange traded products (“ETPs”). The ETPs in which the Fund invests will include exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”). The Adviser believes that the Fund’s three principal strategies are subject to different and, in some cases, contrary risks so that the value of the Fund’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investment strategies taken by itself.

Newfound Dynamic Alternatives Strategy: The Fund implements the Newfound Dynamic Alternatives strategy by investing in ETPs that offer exposure to domestic equity securities of any market capitalization and to absolute return strategies. These absolute return strategies used by the ETPs may achieve the targeted exposures described below by investing in a combination of securities including long and short positions in equity securities of all market capitalizations, currency forward and future contracts, interest rate futures contracts, other financial futures contracts, U.S. government securities, money market instruments, cash and cash equivalents. The absolute return strategies that may be used by the ETPs may be categorized into three types: (1) Quantitative/Stylistic Strategies, (2) Volatility Risk Premium Strategies and (3) Carry Strategies.

Quantitative/Stylistic Strategies utilize rules based investment processes designed to identify investment opportunities in stocks, currencies, commodities or interest rates using factors such as momentum, volatility, capitalization, fundamental analysis and publicly available market information (such as regulatory filings regarding the equity holdings of institutional investment managers). A Quantitative or Stylistic Strategy may also take short positions in securities in order to generate market neutral returns. These strategies tend to be bottom up in nature, whereby characteristics of individual equity securities are evaluated to determine the portfolio.

Volatility Risk Premium Strategies consist of rules based investment processes designed to capture returns related to the option market. These strategies may include strategies that attempt to capture the difference between implied (i.e., expected) and realized (i.e., actual) volatility that is often observed in equity and currency option markets, long/short strategies that attempt to take advantage of inefficiencies in volatile futures markets, and put-write strategies that seek to generate income through the sale of put options.

Carry Strategies consist of rules based processes designed to capture investment carry. Investment carry is the expected return of an investment strategy or security assuming that market conditions, including its price, remain the same. Carry strategies may include strategies that attempt to capture the forward rate bias and term premium often observed in currency, interest rate and equity volatility markets. Forward rate bias is the tendency for the markets to overestimate the amount of future price changes that might actually occur. Term premium refers to the amount by which the prices of fixed income instruments and forward and futures contracts with longer maturities exceed the prices of comparable instruments with shorter maturities. An example of the term premium is the excess yield that investors typically demand in order to commit to holding a long-term bond instead of a short-term bond.

The adviser utilizes a rules based investment process to determine which securities to buy and sell for the strategy. The process begins with a determination of the eligible ETP investment universe for the strategy. The adviser considers the diversification provided by each ETP, the investment process of the ETP, ETP liquidity and ETP cost when determining both the absolute return ETPs and domestic equity ETPs to include in the investment universe. All absolute return ETPs within the investment universe are automatically included in the portfolio.

The adviser then relies on signals from its proprietary mathematical models to determine how many of the primary GICS sectors of the U.S. equity market are exhibiting positive and negative momentum. The adviser uses a top down approach to evaluate the securities, and the adviser’s mathematical model considers three factors when measuring momentum: (1) price, (2) volatility and (3) changes in volatility. When more than 3 sectors are exhibiting positive momentum, the portfolio will consist of an approximately 50% allocation

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to domestic equities. When 3 or fewer sectors are exhibiting positive momentum, the domestic equity allocation is reduced on a pro-rata basis. The adviser then constructs a diversified portfolio of the absolute return ETPs. The allocation to each ETP is made in inverse proportion to its downside risk; ETPs with relatively higher downside risk will receive smaller allocations and ETPs with relatively lower downside risk will receiver higher allocations.

Newfound 4% Target Excess Yield: The Fund implements the Newfound 4% Target Excess Yield strategy by investing in ETPs that that offer exposure to domestic and foreign (including emerging markets) fixed income securities of any credit quality or duration. The adviser utilizes a rules based investment process to determine which securities to buy and sell for the strategy. The process begins with a determination of the eligible ETP investment universe for the strategy. The adviser considers the diversification provided by each ETP, the investment process of the ETP, ETP liquidity and ETP cost when determining which ETPs to include in the investment universe. The adviser then uses its proprietary mathematical models to estimate the yield and the volatility of each ETP as well as the correlation of that ETP with respect to holdings, performance and volatility to the other ETPs in the investment universe. Using this data, the adviser seeks to construct a portfolio that will target a yield that is 4% above the yield offered by short-term (1-3 year maturity) U.S. treasuries with minimum volatility. If the volatility of the portfolio selected using this process is above a pre-determined threshold, then the process will be repeated with a lower yield target until a portfolio with volatility less than the pre-determined threshold can be constructed.

U.S. Treasuries: The Fund also invests in ETPs that offer exposure to U.S. treasuries and TIPS. Typically, the ETPs within this strategy will invest in U.S. treasuries with a remaining maturity that is greater than or equal to 20 years. The average duration of the U.S. treasuries in which the Fund invests will typically be about 15 years but may be as low as 5 years. Duration is a measure of the sensitivity of the price of a fixed income security to changes in interest rates. The adviser considers the investment process of the ETP, ETP liquidity and ETP cost when determining the investment universe for this strategy. If there are multiple ETPs in the investment universe, the adviser will consider duration, yield, ETP methodology, ETP cost and ETP liquidity when determining investment allocations.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of securities to represent a category of securities if it determines that investment in the ETF for that category of security is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

Newfound Risk Managed U.S. Sectors Fund

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities economically tied to the U.S. market. The Fund may invest in equity securities of any market capitalization and/or exchange traded funds (“ETFs”) that represent 9 of the primary U.S. equity market sectors of the Global Industry Classification Standard (GICS®), (with Telecommunications and Information Technology combined as a single Technology sector). The Fund may invest in the following sectors: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Materials, Technology (which will combine the Telecommunications and Information Technology sectors) and Utilities. The Fund may also invest in: (i) investment grade short term fixed income securities and (ii) ETFs that invest in investment grade short-term fixed income securities.

The Fund has the flexibility to invest in any combination of the securities described above. The Fund may invest in a basket of equity securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise would not be in the best interests of the Fund and its shareholders.

The Adviser utilizes a rules based investment process to determine which securities to buy and sell for the Fund. The process relies on signals from its proprietary models, which analyze each of the 9 sectors. Sectors that are included in the Fund are generally equally weighted, subject to the Adviser’s rebalancing methodology, with a maximum allocation per sector of 25%, measured at the time of rebalancing for the sector in question. As such, when three or fewer sectors are represented in the Fund, the remainder of the Fund’s assets will be held in cash or invested directly or indirectly in investment grade short term fixed income securities, up to 100%. The portfolio is rebalanced weekly using the Adviser’s investment methodology, which is based on the Adviser’s proprietary quantitative model that seeks to evaluate the underlying trends within each sector. The model identifies which sectors are exhibiting positive or negative momentum. If the momentum of a sector is positive, then it is included in the portfolio. If the momentum is negative, it is excluded from the portfolio.

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Principal Investment Risks:

The following risks may apply to each Fund’s direct investments as well as each Fund’s indirect risks through investing in Underlying Funds.

	Newfound Risk Managed Global Sectors Fund	Newfound Multi-Asset Income Fund	Newfound Total Return Fund	Newfound Risk Managed U.S. Sectors Fund
Currency Risk	X	X	X
Emerging Market Risk	X	X	X
ETF Risk	X	X	X	X
ETN Risk		X	X
Fixed Income Risk	X	X	X	X
Foreign Investment Risk	X	X	X
Foreign Currency Forwards Risk			X
Futures Risk			X
Investment Model Risk	X	X	X	X
Junk Bond Risk		X	X
Limited History of Operations				X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Medium Capitalization Stock Risk	X
Short Position Risk			X
Smaller and Medium Capitalization Stock Risk		X	X	X
Turnover Risk	X	X	X	X

  Currency Risk: If a Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, a Fund’s investments in foreign currency-denominated securities may reduce a Fund’s returns.
  Emerging Market Risk: The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in ETFs and also may be higher than other mutual funds that invest directly in securities. ETFs themselves are subject to specific risks, depending on the nature of such ETF.
  ETN Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Fixed Income Risk: The Fund may invest directly in fixed income securities or through ETFs. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing a Fund's share price and total return to be reduced and fluctuate more than other types of investments. When a Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
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  Foreign Investment Risk: To the extent the Underlying Funds invest in foreign securities, a Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in more developed countries.
  Foreign Currency Forwards Risk: Foreign currency forward contract are a type of derivative contract whereby a Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on a Fund's share price.
  Futures Risk: Futures contract positions may not provide an effective hedge because changes in futures contract prices may not track those of the securities they are intended to hedge. Futures create leverage, which can magnify a fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on a fund’s share price and which can have a significant impact on a fund's performance. Futures are also subject to credit risk (the counterparty may default) and liquidity risk (a fund may not be able to sell the security or otherwise exit the contract in a timely manner).
  Investment Model Risk: Like all quantitative analysis, the adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the adviser’s algorithmic model. No assurance can be given that a Fund will be successful under all or any market conditions.
  Junk Bond Risk: To the extent a Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.
  Limited History of Operations: The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts. As a result, the Adviser may not achieve its intended result in managing the Fund.
  Management Risk: The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which a Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of a Fund’s portfolio among its investments. The ability of a Fund to meet its investment objective is directly related to the Adviser's proprietary investment process. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.
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  Market Risk: Overall equity and fixed income market risk, including volatility, may affect the value of individual instruments in which a Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of a Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Medium Capitalization Stock Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Short Position Risk: The long positions of the ETPs in which a Fund invests could decline in value at the same time that the value of the short positions increase, thereby increasing the ETPs’ overall potential for loss. The ETPs’ short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the ETPs’ long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the ETPs’ short positions is unlimited. Market factors may prevent the ETP from closing out a short position at the most desirable time or at a favorable price.
  Smaller and Medium Capitalization Stock Risk: The earnings and prospects of smaller and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because each Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with each Funds’ ability to calculate its NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser: Newfound Research LLC (the “Adviser”), 425 Boylston Street, Third Floor, Boston, MA 02116, serves as investment adviser to each Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund's investment portfolio. The Adviser is responsible for selecting each Fund's investments according to each Fund's investment objective, policies and restrictions. The Adviser was established in 2008 for the purpose of developing quantitative investment models and licensing data from these models to institutions. As of March 31, 2016, it had approximately $475 million in assets under management (inclusive of model licensing arrangements and assets invested in the adviser’s strategies through UMA platforms and separate account type arrangements).

Pursuant to an advisory agreement between the Trust, on behalf of each Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, an annual advisory fees listed in the table below as a percentage of each Fund’s average daily net assets. The Adviser has contractually agreed to waive its fees and reimburse expenses of each Fund, at least until July 31, 2018, to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)). These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. The waiver agreements may be terminated only by the Trust's Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

Each Fund’s advisory fees and expense limits are as shown below:

Fund	Advisory Fee	Expense Limitation
Newfound Risk Managed Global Sectors Fund	1.15%	Class A 1.75% Class C 2.50% Class I 1.50%
Newfound Multi-Asset Income Fund	1.00%	Class A 1.60% Class C 2.35% Class I 1.35%
Newfound Total Return Fund	0.90%	Class A 1.50% Class C 2.25% Class I 1.25%
Newfound Risk Managed U.S. Sectors Fund	0.95%	Class A 1.50% Class C 2.25% Class I 1.25%

During the fiscal year ended March 31, 2016, the Funds paid an aggregate of the percentages shown below of its average net assets to the Adviser (after fee waivers).

Fund	Net Management Fee Received After Waivers
Newfound Risk Managed Global Sectors Fund	0.98%
Newfound Multi-Asset Income Fund	0.00%
Newfound Total Return Fund	0.00%
Newfound Risk Managed U.S. Sectors Fund	0.00%

A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Funds’ annual or semi-annual report to shareholders, as noted below.

Fund	Date of Shareholder Report with Discussion of Board Approval of Advisory Agreement
Newfound Risk Managed Global Sectors Fund	3/31/2016
Newfound Multi-Asset Income Fund	9/30/2014
Newfound Total Return Fund	9/30/2014
Newfound Risk Managed U.S. Sectors Fund	9/30/2015

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Portfolio Managers: Each Fund is managed on a day to day basis by Corey Hoffstein and D. Justin Sibears. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership in each Fund.

Mr. Hoffstein has been the CTO, co-founder and CIO of the Adviser since 2008. He pioneered the original research and implementation of the Adviser’s quantitative investment models. Mr. Hoffstein is responsible for overseeing the Adviser’s Investment Strategies group and the ongoing management of the Adviser’s strategies. Mr. Hoffstein also takes an active role in the management of the firm, including business development and strategic growth initiatives. Corey holds a Master of Science in Computational Finance from Carnegie Mellon University and a Bachelor of Science in Computer Science, cum laude, from Cornell University.

Justin Sibears has served as a Managing Director in the Adviser’s Investment Strategies group since 2012, where he is responsible for the ongoing research and development of the Adviser’s new intellectual property and investment strategies. Prior to joining the Adviser, Mr. Sibears worked for J.P. Morgan where he structured and syndicated asset backed securities transactions, and managed risk on a proprietary asset backed securities portfolio, and Deutsche Bank where he worked on various trading desks. Mr. Sibears holds a Master of Science in Computational Finance and a Master of Business Administration from Carnegie Mellon University and a BBA in Mathematics and Finance from the University of Notre Dame.

Prior Performance Information of the Adviser

Newfound Risk Managed Global Sectors Fund

The following tables set forth performance data relating to the historical performance of the Adviser’s separately managed accounts, which represents all of the accounts managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the Adviser in the management of the Fund (the “Composite”). The data, which has been provided by the Adviser, is provided to illustrate the past performance of the Adviser in managing a strategy with substantially similar investment strategies, as measured against the MSCI ACWI Index and does not represent the performance of the Fund. You should not consider the past performance of the Composite as indicative of the future performance of the Fund. The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the IRS Code. Consequently, the performance results for Composite could have been adversely affected if the strategy had been regulated as an investment company. The performance of the Composite was calculated in accordance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute. The method used to calculate the Composite’s performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

The performance presented below for the Composite is shown net of all fees for the accounts. The Composite’s fees were lower than those of the Fund, so performance results would have been lower if the Composite had had comparable expense ratio as that of the Fund. The Composite did not charge a sales load. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the Composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

Newfound Risk Managed Global Sectors Composite Average Annual Total Returns

For the periods ended March 31, 2016

	1 Year	Since Inception [1]
Composite	(8.09)%	(1.08)%
MSCI ACWI Index [2]	(4.34)%	1.57%
1.	The inception date for the Composite is November 30, 2013. The Composite includes performance of the Fund since the Fund’s inception in May 2014.
2.	The MSCI ACWI index is a market-cap weighted and includes U.S., international developed and emerging markets companies. Unlike a mutual fund, it also does not reflect any trading costs or management fees.

Newfound Multi-Asset Income Fund

The following tables set forth performance data relating to the historical performance of the Adviser’s separately managed accounts, which represents all of the accounts managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the Adviser in the management of the Fund (the “Composite”). The data, which has been provided by the Adviser, is provided to illustrate the past performance of the Adviser in managing a strategy with substantially similar investment strategies, as measured against the S&P 500 Index and Barclays US Aggregate Bond Index and does not represent the performance of the Fund. You should not consider the past performance of the Composite as indicative of the future performance of the Fund. The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as

24

amended (the “1940 Act”), or Subchapter M of the IRS Code. Consequently, the performance results for Composite could have been adversely affected if the strategy had been regulated as an investment company under the federal securities laws. The performance of the Composite was calculated in accordance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute. The method used to calculate the Composite’s performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

The performance presented below for the Composite is shown net of all fees for the accounts. The Composite’s fees were lower than those of the Fund, so performance results would have been lower if the Composite had had comparable expense ratio as that of the Fund. The Composite did not charge a sales load. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the Composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

Newfound Multi-Asset Income Composite Average Annual Total Returns

For the periods ended March 31, 2016

	1 Year	Since Inception [1]
Composite	(3.99)%	1.27%
S&P 500 Index [2]	1.78%	8.04%
Barclays US Aggregate Bond Index [3]	1.96%	3.83%
50/50 Blended Benchmark [4]	1.90%	5.96%
1.	The inception date for the Composite is November 30, 2013. The Composite includes the performance of the Fund since the Fund’s inception.
2.	The S&P 500 Index includes 500 of the largest companies listed in the U.S. Unlike a mutual fund, it also does not reflect any trading costs or management fees.
3.	The Barclays US Aggregate Bond Index is a market cap-weighted index of traded U.S. investment grade bonds. Unlike a mutual fund, it also does not reflect any trading costs or management fees.
4.	An equally weighted custom composite of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index.

Newfound Total Return Fund

The following tables set forth performance data relating to the historical performance of the Adviser’s separately managed accounts, which represents all of the accounts managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by the Adviser in the management of the Fund (the “Composite”). The data, which has been provided by the Adviser, is provided to illustrate the past performance of the Adviser in managing a strategy with substantially similar investment strategies, as measured against the Barclays US Aggregate Bond Index and does not represent the performance of the Fund. You should not consider the past performance of the Composite as indicative of the future performance of the Fund. The Composite is not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the IRS Code. Consequently, the performance results for Composite could have been adversely affected if the strategy had been regulated as an investment company. The performance of the Composite was calculated in accordance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute. The method used to calculate the Composite’s performance differs from the Securities and Exchange Commission's standardized method of calculating performance, and may produce different results.

The performance presented below for the Composite is shown net of all fees for the accounts. The Composite’s fees were lower than those of the Fund, so performance results would have been lower if the Composite had had comparable expense ratio as that of the Fund. The Composite did not charge a sales load. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the Composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

Composite Average Annual Total Returns

For the periods ended March 31, 2016

	1 Year	Since Inception [1]
Composite	(4.07)%	(1.33)%
Barclays US Aggregate Bond Index [2]	1.96%	3.18%
1.	The inception date for the Composite is June 30, 2014. The Composite includes the performance of the Fund since the Fund’s inception.
2.	The Barclays US Aggregate Bond Index is a market cap-weighted index of traded U.S. investment grade bonds. Unlike a mutual fund, it also does not reflect any trading costs or management fees.
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HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each Fund’s shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business (“business day”). NAV is computed by determining the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of each Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Class I. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 33 of this Prospectus. Each class of shares in each Fund represents interest in the same portfolio of investments within each Fund. There is no investment minimum on reinvested distributions and each Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below. Each Fund and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

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Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in each Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the Fees and Expenses of each Fund section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. Each Fund reserves the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of each Fund.

Amount Invested	Sales Charge as a% of Offering Price(1)	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 - $49,999	5.00%	5.26%	4.25%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.83%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify a Fund's distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of each Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Funds held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
  Shares held directly in a Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

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Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the applicable Fund that you intend to do so in writing. A Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of each Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of each fund's shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in each Fund are part of an omnibus account. A minimum initial investment of $1 million in each Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

Each Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Funds.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$1,000,000	$1,000,000	$10,000	$10,000

Each Fund reserves the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from each Fund.

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Exchange Privilege: Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges applicable to such class (including the imposition or waiver of any sales charge (load)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load). Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless eligible for reduced fee or waiver of such sales charge. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange under this paragraph. If an intra-fund exchange incurs a sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

The Funds reserve the right to change and/or discontinue this exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of the Adviser, such change or discontinuance is in the best interests of each Fund.

You may make an exchange request by sending a written request to the Funds’ transfer agent or, if authorized, by calling the transfer agent at 1-855-394-9777.

Purchasing Shares:

You may purchase shares of a Fund by sending a completed application form to the following address:

Regular Mail

Newfound Risk Managed Global Sectors Fund

Newfound Multi-Asset Income Fund

Newfound Total Return Fund

Newfound Risk Managed U.S. Sectors Fund

c/o Gemini Fund Services, LLC

PO Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Newfound Risk Managed Global Sectors Fund

Newfound Multi-Asset Income Fund

Newfound Total Return Fund

Newfound Risk Managed U.S. Sectors Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including each Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist each Fund in verifying your identity. Until such verification is made, each Fund may temporarily limit additional share purchases. In addition, each Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in a Fund through brokers or agents who have entered into selling agreements with each Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of each Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from each Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-394-9777 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by a Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-394-9777 for more information about each Fund’s Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the applicable Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

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Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•        the name of each Fund and share class;

•        the dollar amount of shares to be purchased;

•        a completed purchase application or investment stub; and

•        check payable to the name of the applicable Fund.

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-394-9777 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail

Newfound Risk Managed Global Sectors Fund

Newfound Multi-Asset Income Fund

Newfound Total Return Fund

Newfound Risk Managed U.S. Sectors Fund

c/o Gemini Fund Services, LLC

PO Box 541150

Omaha, Nebraska 68154

Express/Overnight Mail

Newfound Risk Managed Global Sectors Fund

Newfound Multi-Asset Income Fund

Newfound Total Return Fund

Newfound Risk Managed U.S. Sectors Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to each Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-394-9777. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. A Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in a Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-855-394-9777 for more information about the Funds’ Automatic Withdrawal Plan.

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Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of each Fund’s assets. The securities will be chosen by a Fund and valued under the Funds’ net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: Each Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund, or to pay shareholder fees; or other types of redemptions as the Adviser or the Trust may determine in special situations and approved by a Fund’s or the Adviser's Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with each Fund;
•	you request that a redemption be mailed to an address other than that on record with each Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $1,000, a Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Trust's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy; and
  Assessing a 1.00% redemption fee for shares sold within 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in each Fund.)

The Funds intend to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of a Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from each Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

32

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to each Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund are offered on a continuous basis. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution Fees: The Trust, on behalf of each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares and Class C shares pursuant to Rule 12b-1 (each a “Plan” and collectively, the “Plans”), pursuant to which each Fund pays the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of each Fund’s average daily net assets attributable to the Class A shares and 1.00% of each Fund’s average daily net assets attributable to the Class C shares. Class I shares do not have a Plan. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds or assist in the marketing of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-394-9777 on days each Fund is open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

33

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended March 31, 2016 has been audited by RSM US LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report. The annual report is available upon request.

Newfound Risk Managed Global Sectors Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

Newfound Risk Managed Global Sectors Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.03	(0.07	) (10)
Net realized and unrealized gain (loss) on investments	(0.87)	0.20
Total from investment operations	(0.84)	0.13
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	(0.02)	(0.07)
Total distributions	(0.02)	(0.07)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.20	$10.06
Total return (3)	(8.33)%	1.31	% (8)
Net assets, at end of period (000s)	$6,219	$7,646
Ratio of gross expenses to average net assets (4)(6)	1.92%	1.95	% (5)
Ratio of net expenses to average net assets (6)	1.75%	1.75	% (5)
Ratio of net investment income (loss) to average net assets (7)	0.28%	(0.81	)% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

34

Newfound Risk Managed Global Sectors Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.13	) (10)
Net realized and unrealized gain (loss) on investments	(0.86)	0.19
Total from investment operations	(0.90)	0.06
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	—	(0.06)
Total distributions	—	(0.06)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.10	$10.00
Total return (3)	(9.00)%	0.58	% (8)
Net assets, at end of period (000s)	$416	$439
Ratio of gross expenses to average net assets (4)(6)	2.67%	2.70	% (5)
Ratio of net expenses to average net assets (6)	2.50%	2.50	% (5)
Ratio of net investment loss to average net assets (7)	(0.40)%	(1.46	)% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

35

Newfound Risk Managed Global Sectors Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.07	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.06	(10)
Net realized and unrealized gain (loss) on investments	(0.86)	0.09
Total from investment operations	(0.80)	0.15
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	(0.05)	(0.08)
Total distributions	(0.05)	(0.08)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.22	$10.07
Total return (3)	(7.95)%	1.49	% (8)
Net assets, at end of period (000s)	$57,230	$68,777
Ratio of gross expenses to average net assets (4)(6)	1.67%	1.70	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.61%	0.67	% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

36

Newfound Multi-Asset Income Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

Newfound Multi-Asset Income Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.10	$10.00
Activity from investment operations:
Net investment income (2)	0.13	0.30	(10)
Net realized and unrealized loss on investments	(0.54)	(0.20	) (10)
Total from investment operations	(0.41)	0.10
Less distributions from:
Net investment income	(0.28)	—
Total distributions	(0.28)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.41	$10.10
Total return (3)	(4.10)%	1.00	% (8)
Net assets, at end of period (000s)	$4,651	$342
Ratio of gross expenses to average net assets (4)(6)	2.83%	29.17	% (5)
Ratio of net expenses to average net assets (6)	1.60%	1.60	% (5)
Ratio of net investment income to average net assets (7)	1.27%	5.39	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.
37

Newfound Multi-Asset Income Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.05	0.27	(10)
Net realized and unrealized loss on investments	(0.54)	(0.22	) (10)
Total from investment operations	(0.49)	0.05
Less distributions from:
Net investment income	(0.19)	—
Total distributions	(0.19)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.37	$10.05
Total return (3)	(4.85)%	0.50	% (8)
Net assets, at end of period (000s)	$433	$18
Ratio of gross expenses to average net assets (4)(6)	3.58%	29.92	% (5)
Ratio of net expenses to average net assets (6)	2.35%	2.35	% (5)
Ratio of net investment income to average net assets (7)	0.56%	4.77	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

38

Newfound Multi-Asset Income Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.16	0.43	(10)
Net realized and unrealized loss on investments	(0.55)	(0.32	) (10)
Total from investment operations	(0.39)	0.11
Less distributions from:
Net investment income	(0.30)	—
Total distributions	(0.30)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.42	$10.11
Total return (3)	(3.87)%	1.10	% (8)
Net assets, at end of period (000s)	$9,583	$2,363
Ratio of gross expenses to average net assets (4)(6)	2.58%	28.92	% (5)
Ratio of net expenses to average net assets (6)	1.35%	1.35	% (5)
Ratio of net investment income to average net assets (7)	1.65%	7.58	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.
39

Newfound Total Return Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

Newfound Total Return Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.09	0.06	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.05	(9)
Total from investment operations	(0.42)	0.11
Less distributions from:
Net investment income	(0.15)	—
Net realized gains	(0.01)	—
Total distributions	(0.16)	—
Net asset value, end of period	$9.53	$10.11
Total return (3)	(4.19)%	1.10	% (8)
Net assets, at end of period (000s)	$303	$210
Ratio of gross expenses to average net assets (4)(6)	30.68%	63.88	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.83%	1.03	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

40

Newfound Total Return Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.09	$10.00
Activity from investment operations:
Net investment income (2)	0.02	0.04	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.05	(9)
Total from investment operations	(0.49)	0.09
Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.01)	—
Total distributions	(0.11)	—
Net asset value, end of period	$9.49	$10.09
Total return (3)	(4.92)%	0.90	% (8)
Net assets, at end of period (000s)	$10	$10
Ratio of gross expenses to average net assets (4)(6)	31.43%	64.63	% (5)
Ratio of net expenses to average net assets (6)	2.25%	2.25	% (5)
Ratio of net investment income to average net assets (7)	0.13%	0.62	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

41

Newfound Total Return Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.12	$10.00
Activity from investment operations:
Net investment income (2)	0.12	0.06	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.06	(9)
Total from investment operations	(0.39)	0.12
Less distributions from:
Net investment income	(0.17)	—
Net realized gains	(0.01)	—
Total distributions	(0.18)	—
Net asset value, end of period	$9.55	$10.12
Total return (3)	(3.92)%	1.20	% (8)
Net assets, at end of period (000s)	$193	$203
Ratio of gross expenses to average net assets (4)(6)	30.43%	63.63	% (5)
Ratio of net expenses to average net assets (6)	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (7)	1.13%	1.10	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

42

Newfound Risk Managed U.S. Sectors Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Newfound Risk Managed U.S. Sectors Fund
	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31, 2016 (1)	March 31, 2016 (1)	March 31, 2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment Income (loss) (2)	0.04	(0.03)	0.03
Net realized and unrealized loss on investments	(1.12)	(1.08)	(1.10)
Total from investment operations	(1.08)	(1.11)	(1.07)
Less distributions from:
Return of capital
Net investment income	(0.02)	—	(0.02)
Total distributions	(0.02)	—	(0.02)
Paid-in-Capital From Redemption Fees	—	—	—
Net asset value, end of period	$8.90	$8.89	$8.91
Total return (3)(8)	(10.83)%	(11.10)%	(10.66)%
Net assets, at end of period (000s)	$9,197	$981	$2,393
Ratio of gross expenses to average net assets (4)(5)(6)	3.61%	4.36%	3.36%
Ratio of net expenses to average net assets (5)(6)	1.50%	2.25%	1.25%
Ratio of net investment loss to average net assets (5)(7)	0.54%	(0.46)%	0.37%
Portfolio Turnover Rate (8)	308%	308%	308%

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

43

Rev. February 2014

PRIVACY NOTICE
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (402) 493-4603

44

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
45

Newfound Funds

Adviser	Newfound Research LLC 425 Boylston Street, Third Floor Boston, MA 02116	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1000 Denver, CO 80202	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about each Fund is included in the Funds’ Statement of Additional Information dated August 1, 2016 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year or fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about a Fund, please call 1-855-394-9777 or visit www.thinknewfoundfunds.com. You may also write to:

Newfound Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of a Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655

Newfound Funds

Each a series of Northern Lights Fund Trust III

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class C Shares NFGCX

Class I Shares NFGIX

Newfound Multi-Asset Income Fund

Class A Shares NFMAX

Class C Shares NFMCX

Class I Shares NFMIX

Newfound Total Return Fund

Class A Shares NFBAX

Class C Shares NFBCX

Class I Shares NFBIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class C Shares NFDCX

Class I Shares NFDIX

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2016

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, Newfound Total Return Fund and Newfound Risk Managed U.S. Sectors Fund (each a "Fund" and, collectively the “Funds”) dated August 1, 2016, which are incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130 or by calling 1-855-394-9777. You may also obtain a prospectus by visiting the Fund's website at www.thinknewfoundfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENTS AND RISKS	2
PORTFOLIO TURNOVER	25
INVESTMENT RESTRICTIONS	25
INVESTMENT ADVISER	27
PORTFOLIO MANAGER	29
ALLOCATION OF BROKERAGE	30
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	32
OTHER SERVICE PROVIDERS	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
LEGAL COUNSEL	37
DISTRIBUTOR	37
DESCRIPTION OF SHARES	40
CODE OF ETHICS	40
PROXY VOTING POLICIES	41
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES	41
TAX STATUS	43
ANTI-MONEY LAUNDERING PROGRAM	49
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	50
MANAGEMENT	53
FINANCIAL STATEMENTS	58
APPENDIX A – BOND RATINGS	59
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	61

THE FUNDS

The Newfound Risk Managed Global Sectors Fund, Newfound Risk Managed U.S. Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Total Return Fund are a diversified series of shares of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Newfound Research LLC (the "Adviser") is the Funds’ investment adviser. The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Funds offer three classes of shares: Class A shares, Class C shares, and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

1

INVESTMENTS AND RISKS

The investment objective of each Fund and the descriptions of each Fund's principal investment strategies are set forth under "Principal Investment Strategies" in the Prospectus. Each Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds' investment objective and a summary of related risks.

Equity Securities

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular

2

offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds' portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in sovereign bonds. Sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Funds may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to holders of such government’s debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.

3

Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

4

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds' advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds' investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

5

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Funds) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

6

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds' investments in lower rated securities.

High yield. High risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity

7

date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Funds determines that an investment in any such type of obligation is consistent with the Funds' investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit

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of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Funds may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Master Limited Partnerships

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure

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essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP

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industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

REITs

The Funds may invest in the equity securities of real estate investment trusts (“REITs”) focused on the energy industry. A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Energy Trust Securities.

The Funds may invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Funds’ share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Funds will have less after-tax cash available for distribution to shareholders.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Funds invest in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Funds to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs

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may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government

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agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Funds' investments in Exchange Traded Funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, the Funds will not purchase securities of another investment company if, as a result: (i) more than 10% of the Funds’ total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Funds, or (iii) more than 5% of the Funds’ total assets would be invested in any one such investment company. However, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. In the alternative, the Funds intends to rely on Rule 12d1-3, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or

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underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds' shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds' investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Funds and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, the Funds' ability to invest fully in shares

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of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Funds when relying on certain exemptions to limitations on investments in other investment companies will be obligated to redeem shares held by the Funds only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, shares held by the Funds when relying on certain exemptions to limitations on investments in other investment companies under the 1940 Act in excess of 1% of an underlying fund's outstanding securities will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Funds' total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Funds may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Funds and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

General. The Funds may invest in foreign securities and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic

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or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Funds' currency exchange transactions do not fully protect the Funds against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds' assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds' assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Funds' obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Funds' execution of a closing purchase transaction, which is effected by purchasing on

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an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Funds expire on the stipulated expiration date or if the Funds enter into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Funds. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It

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is also possible that there may be a negative correlation between the index and the Funds' securities that would result in a loss on both such securities and the options on stock indices acquired by the Funds.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Funds in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Funds are unable to close out a call option on securities that it has written before the option is exercised, the Funds may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Funds are unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that the Funds has purchased) expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds' custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds' assets to cover or segregated accounts could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on

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the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Funds writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds' ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change its treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

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Unlike when the Funds purchase or sell a security, no price would be paid or received by the Funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Funds’ open positions in futures contracts, the Funds would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Funds may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

20

predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.

The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Funds will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds' illiquid investment limitations. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Funds may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Funds will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

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The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds' commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds' liquidity and the ability of the Adviser to manage them may be affected in the event the Funds' forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

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Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds' assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Funds may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return

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of securities loaned, (3) the Funds will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds.

Short Sales

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale.

The Funds’ obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Funds will

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place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

PORTFOLIO TURNOVER

Each Fund may engage in a high level of trading in seeking to achieve its investment objectives. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalents of all the securities in each Fund’s portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. Each Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

The following table displays the portfolio turnover rates for the Funds for the fiscal years or periods ended March 31:

FUND	Portfolio Turnover Rates
	2015	2016
Newfound Risk Managed Global Sectors Fund	173%	396%
Newfound Multi-Asset Income Fund	59%	443%
Newfound Total Return Fund	104%	161%
Newfound Risk Managed U.S. Sectors Fund	N/A*	308%

*The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The primary reason for the difference in the Newfound Multi-Asset Income Fund’s turnover relates to the timing of the Fund’s inflows and outflows.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds. The Funds may not:

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1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds' engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds' total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds has an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Funds from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Funds may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Funds may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

With respect to interpretations of the SEC or its staff described in paragraph number 1 and 6 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by each Fund, provided that each Fund's engagement

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in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.	Invest in any issuer for purposes of exercising control or management;
2.	Invest in securities of other investment companies except as permitted under the 1940 Act;
3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or
4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Funds' investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Funds' investment portfolio, resulting from changes in the value of the Funds' total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

INVESTMENT ADVISER

The Adviser. Newfound Research LLC, 425 Boylston Street, Third Floor, Boston, MA 02116, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds' investment portfolio. The Adviser is responsible for selecting the Funds' investments according to the Funds' investment objective, policies and restrictions. The Adviser was established in 2008 for the purpose of developing quantitative investment models and licensing data from these models to institutions. As of March 31, 2016, the adviser had approximately $475 million under management (inclusive of model licensing arrangements and assets invested in the Adviser’s strategies through UMA platforms and separate account type arrangements).

Pursuant to an Investment Advisory Agreement, the Funds pay the Adviser, on a monthly basis, an annual advisory fee. The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the relevant Fund’s average daily net assets:

Fund	Management Fee
Newfound Risk Managed Global Sectors Fund	1.15%
Newfound Multi-Asset Income Fund	1.00%
Newfound Total Return Fund	0.90%
Newfound Risk Managed U.S. Sectors Fund	0.95%

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The Adviser has contractually agreed to waive its fees and reimburse expenses of the Funds, at least until July 31, 2018 to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed the percentages, shown in the table below, of average daily net assets of Class A, Class C and Class I shares of the Funds (the “Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or within the expense limits in place at the time of recoupment, whichever is lower. This waiver may be terminated only by the Trust's Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance. Each Fund’s expense limitation is shown below:

Fund	Expense Limitation
Newfound Risk Managed Global Sectors Fund	Class A	1.75%
	Class C	2.50%
	Class I	1.50%
Newfound Multi-Asset Income Fund	Class A	1.60%
	Class C	2.35%
	Class I	1.35%
Newfound Total Return Fund	Class A	1.50%
	Class C	2.25%
	Class I	1.25%
Newfound Risk Managed U.S. Sectors Fund	Class A	1.50%
	Class C	2.25%
	Class I	1.25%

The following table displays the advisory fees that were incurred by the Funds during the fiscal year or period ended March 31, 2016:

Fund	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser
Newfound Risk Managed Global Sectors Fund	$905,409	$132,395	$773,014	None
Newfound Multi-Asset Income Fund	$93,032	$93,032	$0	$19,280
Newfound Total Return Fund	$4,100	$4,100	$0	$128,740
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Newfound Risk Managed U.S. Sectors Fund	$38,331	$38,331	$0	$23,669

The following table displays the advisory fees that were incurred by the Funds during the fiscal period ended March 31, 2015:

Fund	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Fund Expenses Reimbursed by the Adviser
Newfound Risk Managed Global Sectors Fund	$408,322	$77,852	$330,470	None
Newfound Multi-Asset Income Fund	$4,424	$4,424	None	$76,647
Newfound Total Return Fund	$1,756	$1,756	None	$78,591
Newfound Risk Managed U.S. Sectors Fund*	N/A	N/A	N/A	N/A

* The Fund had not yet commenced operations as of the end of the fiscal period.

PORTFOLIO MANAGER

Portfolio Manager. As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of the Funds and, as of March 31, 2016, the other accounts set forth in the following tables.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Corey Hoffstein	1	$500,000	0	0	13	1,100,000
D. Justin Sibears	1	$500,000	0	0	13	1,100,000

Of the accounts above, the following are subject to performance-based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Corey Hoffstein	None	0	None	0	None	0

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D. Justin Sibears	None	0	None	0	None	0

Conflicts of Interest.

As indicated in the table above, the Portfolio Managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The Portfolio Managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds. In this instance, a Portfolio Manager may have an incentive to favor the higher account over such Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, the Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation.

Mr. Sibears’ compensation from the Adviser consists of a fixed salary, bonus, pension and retirement plans and other arrangements. Mr. Hoffstein shares in the profits of the Adviser due to his 50% indirect ownership of the Adviser.

Ownership of Securities.

As of March 31, 2016, the Portfolio Managers owned the following securities in the Funds:

Dollar Range of Shares Beneficially Owned of the:
Name of Portfolio Manager	Newfound Risk Managed Global Sectors Fund	Newfound Multi-Asset Income Fund	Newfound Total Return Fund	Newfound Risk Managed U.S. Sectors Fund
Corey Hoffstein	None	None	$50,001-$100,001	None
D. Justin Sibears	$1-$10,000	$1-$10,000	None	None

ALLOCATION OF BROKERAGE

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the

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selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling the Funds’ portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Funds may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Funds’ portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Funds’ portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of

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expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser. The Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, the Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC. The table below provides information about the brokerage fees incurred by the Funds for the fiscal year or period ended March 31, 2016:

Fund	Brokerage Commissions
Newfound Risk Managed Global Sectors Fund	$13,450
Newfound Multi-Asset Income Fund	$11,925
Newfound Total Return Fund	$342
Newfound Risk Managed U.S. Sectors Fund	$8,125

The table below provides information about the brokerage fees incurred by the Funds for the fiscal period ended March 31, 2015:

Fund	Brokerage Commissions
Newfound Risk Managed Global Sectors Fund	$43,126
Newfound Multi-Asset Income Fund	$1,282
Newfound Total Return Fund	$242
Newfound Risk Managed U.S. Sectors Fund*	N/A

* The Fund had not yet commenced operations as of the end of the fiscal period.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure

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that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Funds disclose its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Approximately thirty days after the end of each month, the Adviser posts on the Trust’s website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds' portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential, including a duty not to trade on the information.

Newfound Research LLC. Personnel of the Adviser, including personnel responsible for managing the Funds' portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of Portfolio Manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, National Association. MUFG Union Bank, National Association is custodian for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

RSM US LLP. RSM US LLP is the Funds' independent registered public accounting firm; therefore, its personnel have access to the Funds' portfolio holdings in connection with auditing of the Funds' annual financial statements and providing other audit, tax and related services for the Funds.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds' portfolio holdings in connection with review of the Funds' annual and semi-annual shareholder reports and SEC filings.

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Blank Rome LLP. Blank Rome LLP is counsel to the Independent Trustees; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Funds' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds' portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Funds' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (the “Administrator” or “GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012 and will remain in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-

34

annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to the Funds to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Funds’ independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Funds; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

   GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by GFS, the Funds pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Funds also pay GFS for any out-of-pocket expenses.

For the fiscal period ended March 31, 2016, the Funds incurred the following fees:

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Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Newfound Risk Managed Global Sectors Fund	$90,878	$43,508	$66,955
Newfound Multi-Asset Income Fund	$6,269	$28,859	$8,012
Newfound Total Return Fund	$1,345	$23,929	$184
Newfound Risk Managed U.S. Sectors Fund	$3,756	$12,820	$4,236

For the fiscal period ended March 31, 2015, the Funds incurred the following fees:

Fund	For Administration Services	For Fund Accounting Services	For Transfer Agency Services
Newfound Risk Managed Global Sectors Fund	$35,578	$21,926	$47,968
Newfound Multi-Asset Income Fund	$19,355	$12,600	$32,944
Newfound Total Return Fund	$19,245	$12,600	$31,539
Newfound Risk Managed U.S. Sectors Fund*	N/A	N/A	N/A

* The Fund had not yet commenced operations as of the end of the fiscal period.

Custodian

MUFG Union Bank, National Association, (the “Custodian”) located at 400 California Street, San Francisco, California 94104, serves as the custodian of the Funds’ assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds. The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), located at 80 Arkay Drive, Hauppauge, NY 11788, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion). The table below provides information about compliance service fees incurred by the Funds for the fiscal period or year ended March 31, 2016:

Fund	Compliance Service Fees
Newfound Risk Managed Global Sectors Fund	$40,467

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Newfound Multi-Asset Income Fund	$1,826
Newfound Total Return Fund	$242
Newfound Risk Managed U.S. Sectors Fund	$382

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected RSM US LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado  80202, as its independent registered public accounting firm for the current fiscal year. The RSM US LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services for the Funds.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from Fund during the fiscal period ended March 31, 2016:

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Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Newfound Risk Managed Global Sectors Fund -Class A	$111	$0	$0	$0
Newfound Risk Managed Global Sectors Fund -Class C	$0	$0	$0	$0
Newfound Multi Asset Income Fund Class A	$1,987	$0	$0	$0
Newfound Multi Asset Income Fund Class C	$0	$0	$0	$0
Newfound Total Return Fund Class A	$0	$0	$0	$0
Newfound Total Return Fund Class C	$0	$0	$0	$0
Newfound Risk Managed US Sectors Fund Class A	$669	$0	$0	$0
Newfound Risk Managed US Sectors Fund Class C	$0	$0	$0	$0
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, and collectively the "Plans") pursuant to which the Funds are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% of each Fund’s average daily net assets attributable to the Class A shares and 1.00% of each Fund’s average daily net assets attributable to the Class C shares. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds' investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

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The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

For the fiscal year or period ended March 31, 2016, the Funds incurred the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Newfound Shares
During the Fiscal Year or Period Ended March 31, 2016
	Newfound Risk Managed Global Sectors Fund -Class A	Newfound Risk Managed Global Sectors Fund -Class C	Newfound Multi Asset Income Fund Class A	Newfound Multi Asset Income Fund Class C	Newfound Total Return Fund Class A	Newfound Total Return Fund Class C	Newfound Risk Managed US Sectors Fund Class A	Newfound Risk Managed US Sectors Fund Class C
Advertising/Marketing	None	None	None	None	None	None	None	None
Printing/Postage	None	None	None	None	None	None	None	None
Payment to distributor	$2,697	$896	$919	$84	$605	$97	None	None
Payment to dealers	$16,840	$4,012	$3,923	$2,601	$19	None	$4,786	$4,928
Compensation to sales personnel	None	None	None	None	None	None	None	None
Other	None	None	None	None	None	None	None	None
Total	$19,537	$4,908	$4,842	$2,684	$624	$97	$4,786	$4,928

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the "Code"), the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

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PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Funds’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-394-9777, by accessing the Funds’ website at www.thinknewfoundfunds.com and by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC's website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-855-394-9777 and will be sent within three business days of receipt of a request.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Funds’ shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less may be valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined

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by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the New York Stock Exchange ("NYSE") will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share plus sales charges, if any. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

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(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fees

A redemption fee of 1.00% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: the Funds has elected not to impose the redemption fee for:

  redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Funds’ systematic withdrawal plan;
  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and

43

timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on each Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

The Funds is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time its distributions so as to avoid liability for this tax.

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The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Funds have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional shares or cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish

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the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, a Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If each Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case a Fund will be required to include its share

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of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Regulated Investment Companies

Generally, the character of the income or capital gains that the Funds receive from another investment company will pass through to the Funds’ shareholders as long as the Funds and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Funds will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Funds do make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Funds will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Funds invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Funds (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Funds invested directly in the securities held by the investment companies in which it invests.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to the Funds’ shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized

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deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). the Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. After the end of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of July 6, 2016, the following shareholders of record owned 5% or more of the outstanding shares of the Funds:

Newfound Risk Managed Global Sectors Fund

Class A Name & Address	Shares	Percentage of Fund Share Class
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	112,298.0930	15.16%
TD Ameritrade PO Box 2226 Omaha, NE 68103	129,965.7720	17.54%
NFS Beaumont Hospitals FBO Duane G Mezwa 3250 Quail Ridge Cir Rochester Hills, MI 48309	54,139.2170	7.31%
Class C Name & Address	Shares	Percentage of Fund Share Class
LPL Financial PO Box 509046 San Diego, CA 92150	5,153.9830	11.56%
Weber Matthew 8006 Discovery Dr Richmond, VA 23229	3,621.1710	8.12%
Class I Name & Address	Shares	Percentage of Fund Share Class
SP Investment Associates One Joy Street Boston, MA 02108	2,450,119.4310	46.30%
Charles Schwab 211 Main Street, San Francisco, CA 94105	1,495,662.9280	28.26%

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Newfound Multi-Asset Income Fund

Class A Name & Address	Shares	Percentage of Fund Share Class
TD Ameritrade PO Box 2226 Omaha, NE 68103	1,329,788.1810	88.64%
Class C Name & Address	Shares	Percentage of Fund Share Class
LPL Financial PO Box 509046 San Diego, CA 92150	6,628.3120	12.18%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	28,791.0870	52.90%
Class I Name & Address	Shares	Percentage of Fund Share Class
Newfound Research LLC 425 Boylston Street, Third Floor Boston, MA 02116	190,185.9020	18.43%
Filiofn Investments Inc. 8180 Greesnboro Dr. 8th Fl McLean, VA 22102	628,181.0210	60.88%

Newfound Total Return Fund

Class A Name & Address	Shares	Percentage of Fund Share Class
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	29,944.2850	78.13%
Hadcock Mary G. 2801 Market Street Saint Louis, MO 63103	3,125.0000	8.15%
Tellier Robert 2801 Market Street Saint Louis, MO 63103	2,631.5790	6.87%
Class C Name & Address	Shares	Percentage of Fund Share Class
Newfound Research LLC 425 Boylston Street, Third Floor Boston, MA 02116	1,011.2070	100.00%
Class I Name & Address	Shares	Percentage of Fund Share Class
Newfound Research LLC	10,120.1180	30.61%
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425 Boylston Street, Third Floor Boston, MA 02116
NFS Melissa M. Kagan 39 Concerto CT North Easton, MA 02356	3,920.3450	11.78%
NFS FBO James J Downey 10 Redwood Drive Butter, MT 59701	3,928.3450	11.78%
NFS FBO Betty J. Robinson 114 Southridge Drive Missoula, MT 59803	2,059.0590	6.17%
NFS FBO Kathryn H. Erickson TOD Beneficiary on file 1062 Arctic Circle Juneau, AK 99801	2,067.5500	6.20%
NFS FBO Kathleen G. Royston 4580 Last Straw Drive Helena, MT 59602	3,717.7570	11.15%

Newfound Risk Managed U.S. Sectors Fund

Class A Name & Address	Shares	Percentage of Fund Share Class
TD Ameritrade PO Box 2226 Omaha, NE 68103	247,787.8870	75.05%%
Class C Name & Address	Shares	Percentage of Fund Share Class
Biba Frank J. 2801 Market Street Saint Louis, MO 63103	11,982.5710	15.16%
Viscardi Barbara 2801 Market Street Saint Louis, MO 631303	7,625.2810	9.64%
Ernesto Eduardo Jerg 2801 Market Street Saint Louis, MO 63103	7,625.2810	9.64%
Class I Name & Address	Shares	Percentage of Fund Share Class
TD Ameritrade PO Box 2226	330,155.9230	75.05%
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Omaha, NE 68103

Management Ownership Information.

As of July 6, 2016, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Funds.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of five individuals, all of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Funds believe that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

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Mr. James Jensen has over 40 years of business experience in a wide range of industries including the financial services industry. His experience includes over 25 years of mutual fund board experience with service as chairman of the Audit Committee, chairman of the Nominating and Governance Committee and, for the past eight years and currently, as Chairman of the Board of Wasatch Funds. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice, board governance consulting for operating companies and private investing. In May 2014 Mr. Jensen and his firm conducted the eleventh Green River Conference on Corporate Governance for lawyers, accountants, directors and service providers. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen was Chairman of the Board of Agricon Global Corporation, formerly BayHill Capital Corporation from 2008 to 2014 and has been a Director of the University of Utah Research Foundation from 2001 and currently. Mr. Jensen was the founder and first President of the MountainWest Venture Group (now "MountainWest Capital Network") in 1983. Mr. Jensen is a member of the National Association of Corporate Governance ("NACD"). Mr. Jensen graduated with a BA degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Patricia Luscombe, CFA, has more than 25 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. At her current position at Lincoln International, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients have ranged from closely-held businesses to large publicly traded companies. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Masters of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

Mr. John V. Palancia has over 36 years of business experience in financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia also holds a Bachelor of Science degree in Economics. Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. He also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of 2 other mutual fund boards. This practical and extensive

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experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Trust.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas which makes him particularly qualified to serve as the Trust audit committee chair. He has a PhD in Accounting and holds Master's and Bachelor's degrees in Accounting as well and is licensed as a Certified Public Accountant. Mr. Taylor is the Andrew D. Braden Professor of Accounting and Auditing and Chair of the Department of Accountancy at the Weatherhead School of Management at Case Western Reserve University. From 2012 to 2015 he is serving a 3-year term on the Executive Committee of the Auditing Section of the American Accounting Association as Vice-President, President, and Past President, respectively. He serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA Auditing Standards Board (2008-2011). Recently he received a research grant from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements. He teaches corporate governance and accounting policy and auditing, and possesses a strong understanding of the regulatory framework under which investment companies must operate.

Mr. Jeff D. Young has 38 years of business management experience in the transportation industry including operations and information technologies. Until he retired in 2014, he served as Assistant Vice President of Transportation System at Union Pacific Railroad Company, where he was responsible for development and implementation of large scale command and control systems that support railroad operations and safety. At this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since	37	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital
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			2008).		Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	37	Monetta Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	144	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	144	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	37	PS Technology, Inc. (2010-2013).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

***Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of

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the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (2011 - 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011).

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Mr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held seven meetings.

Compensation of Directors. Effective January 1, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $16,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2015 through December 31, 2015, each Trustee who is not affiliated with the Trust or an investment

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adviser to any series of the Trust received a quarterly fee of $13,500. From January 1, 2014 through December 31, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $12,000. Prior to January 1, 2014 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $6,000. Effective January 1, 2016, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $3,750, and the Audit Committee Chairmen receive a quarterly fee of $3,000.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2016.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex** Paid to Trustees
James U. Jensen	$56,500	$56,500
Patricia Luscombe	$56,500	$56,500
John V. Palancia	$67,750	$219,000
Mark H. Taylor	$64,750	$241,000
Jeffery D. Young	$56,500	$56,500

* Trustees' fees will be allocated ratably to the Funds in the Trust.

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

Trustees' Ownership of Shares in the Funds. As of December 31, 2015, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
James U. Jensen	None	None
Patricia Luscombe	None	None
John V. Palancia	None	None
Mark H. Taylor	None	None
Jeffery D. Young	None	None

* The "Family of Investment Companies" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto for the fiscal year ended March 31, 2016 (the “Annual Report”), which have been audited by RSM US LLP, whose report thereon also appears in the Annual Report are incorporated by reference into this SAI. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. You can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Funds at 1-855-394-9777.

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APPENDIX A

BOND RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are

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generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

NEWFOUND RESEARCH LLC

Policy

Newfound, as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the funds, portfolios and clients it advises. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its funds, portfolios and clients; (b) to disclose to funds, portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Newfound’s CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Newfound has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.          INTRODUCTION

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Newfound has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.

II.        GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•	Proxy proposals that are to be considered on a case-by-case basis,
•	Proxy proposals that Advisor generally abstains from voting on, and
•	Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

The Proxy Manager shall be Tom Rosedale, Chief Executive Officer and Chief Compliance Officer.

The Proxy Committee shall be comprised of the following person(s):

1)	Tom Rosedale, CEO and CCO
2)	Corey Hoffstein, CIO and CTO
3)	Justin Sibears, Managing Director

A quorum of the Proxy Committee shall be comprised of a majority of the members of the Proxy Committee.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.       PRINCIPLES AND GUIDELINES

A.       Principles. Newfound’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.

Newfound will vote proxies in the best interests of our funds, portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Newfound’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Newfound votes. Newfound will also act, in our best judgment, on behalf of our funds, portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

With respect to clients invested in Newfound’s investment strategies through separately managed accounts; Newfound’s agreements with such clients state that decisions on voting of proxies will be made by the clients unless a client directs Newfound in writing to vote such proxies. If a client so requests Newfound to exercise voting rights on the client’s behalf, then Newfound shall be permitted, but not required to take any action with respect to the voting of

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the proxies. In such cases, Newfound has agreed not to render any advice or take any action with respect to securities or other investments presently or formerly held in the client’s accounts, or the issuers thereof, which become the subject of any proceeding, including class actions and bankruptcies.

B.       Voting Guidelines

1.	Routine Business Decisions and Director Related Proposals

Newfound votes for:

a)    Name changes

b)    Directors in uncontested elections

c)    Elimination/limitation of directors’ liability

d)    Indemnification of directors

e)    Reincorporation that is not a takeover defense

Newfound considers on a case-by-case basis:

f)     Directors in contested elections

g)    Approval of auditors.

2.	Corporate Governance

Newfound votes for:

a)	Majority independent board
b)	Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership
c)	Separate offices of chairperson and CEO
d)	Limitation on number of other board seats
e)	Confidential voting
f)	Shareholders’ ability to remove directors Shareholder right to call special meetings

Newfound votes against:

a)        Supermajority vote requirements

b)        Limiting directors ’ tenure

c)        Restrictions on shareholders to act by written consent Newfound considers on a

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case-by-case basis:

d)        Shareholder proposals

e)        Dissident proxy battle

3.	Director and Executive Compensation

Newfound votes for:

a)    Disclosure of executive compensation Newfound votes against:

b)    Golden and tin parachutes Newfound considers on a case-by-case basis:

c)    Restricting executive compensation

d)    Executive compensation plans

e)    Establish/Increase share option plans for directors and executives

4.	Take-Over Defense

Newfound votes against:

a)    Reincorporation to prevent takeover

b)    Issue new class of common stock with unequal voting rights

c)    Adoption of fair price amendments

d)    Establish a classified (or “staggered”) board of directors

e)    Eliminating cumulative voting

f)     Poison pills

g)    Blank check preferred stock

5.	Capital Structure

Newfound votes for:

a)        Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)        Share repurchase programs (when all shareholders may participate on equal terms)

Newfound votes against:

c)    Unequal voting rights, such as dual class of stock

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d)    Pre-emptive rights

Newfound considers on a case-by-case basis:

e)    Increase preferred stock

f)     Blank check preferred stock (not for takeover defense)

g)    Restructuring plans

6.	Other Shareholder Value Issues

Newfound votes for:

a)    Employee stock ownership plans (ESOPs)

b)    Employee stock purchase plans

c)    401(k) plans

d)    Newfound votes against:Greenmail

Newfound considers on a case-by-case basis:

e)    Mergers and acquisitions

f)     Spin-offs and asset sales

7.	Corporate, Social and Environmental Policy Proposals. As noted above, Newfound’s fiduciary responsibility is the maintenance and growth of our clients’ assets. Accordingly, Newfound will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When such proposals impact shareholder value, Newfound may vote on a case-by-case basis.
8.	Proposals Specific to Mutual Funds. Newfound serves as investment adviser or sub-adviser to certain investment companies registered with the Securities and Exchange Commission. These funds may invest in other investment companies that are not affiliated with the funds (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Newfound to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.
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IV.      Conflicts of Interest

On occasion, a conflict of interest may exist between Newfound and funds, portfolios and clients regarding the outcome of certain proxy votes. In such cases, Newfound is committed to resolving the conflict in the best interest of our funds, portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Newfound will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, Newfound may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Newfound will take any of the following courses of action to resolve the conflict:

1)	Disclose the conflict to our funds, portfolios and clients and obtain consent before voting;
2)	Suggest that our funds, portfolios and clients engage another party to determine how the proxy should be voted; or
3)	Vote according to the recommendation of an independent third party, such as a:
  proxy consultant;
  research analyst;
  proxy voting department of a mutual fund or pension fund; or
  compliance consultant.

V.       Obtaining More Information

Funds, portfolios and clients may obtain a record of Newfound’s proxy voting, free of charge, by calling 1-855-394-9777.

These policies and procedures may also be found in Newfound’s Form ADV, Part 2A and supporting schedules.

VI.      Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues. The proxy materials are then opened by the Compliance person. The ticker symbol for the security noted on the proxy is located. A Security Cross Reference report is run in Axys or similar portfolio management software as of the record date, as stated on the proxy. This report tells how many shares were owned by funds, portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed. An email is sent to the designated administrative employee about the arrival of the proxy. In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

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Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to Newfound’s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•	Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into Newfound after the record date, even though the client owned it as of the record date.
•	Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken. If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in Newfound’s Proxy Voting Policy and sign the proxy. For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the designated administrative employee for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The designated retail employee then enters the necessary information in the Proxy Voting Database. The following information is entered:

  Name of Company
  Proxy Proposal
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  Management’s recommendation
  Newfound’s Action
  Rationale for the vote
  List of clients to whom the proxy vote applies.

Should Newfound receive any requests from clients regarding proxy voting, the designated administrative employee will maintain a record of the requests from the specific clients, which will include:

  Name of the Client
  Date that the request was received
  Whether the request was for a complete or partial record of proxy votes
  The documents provided
  Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

VII.     Disclosure

Newfound will provide conspicuously displayed information in its Form ADV Part 2A in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Newfound voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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